EXHIBIT 99.2

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant To

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Marimba, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2002, as filed with the SEC on the date hereof (the “Report”), I, Andrew Chmyz, Acting Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

 (1)  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

 (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company for the periods presented in the Report.

/s/ ANDREW CHMYZ
Andrew Chmyz Vice President, Finance and Chief Financial Officer

March 27, 2003